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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 1997


                         COMMISSION FILE NUMBER: 1-6828

                                STARWOOD LODGING
                                     TRUST
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD., SUITE 410
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

                         COMMISSION FILE NUMBER: 1-7959

                          STARWOOD LODGING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                      2231 EAST CAMELBACK ROAD, SUITE 400
                             PHOENIX, ARIZONA 85016
                        (Address of principal executive
                          offices, including zip code)

                                 (602) 852-3900
              (Registrant's telephone number, including area code)

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     This Form 8-K/A amends Item 5 of the Joint Current Report on Form 8-K of
Starwood Lodging Trust and Starwood Lodging Corporation dated October 21, 1997 (the "Form 8-K") so that such Item 5 reads in its entirety as follows:



ITEM 5. OTHER INFORMATION.



     On October 19, 1997, ITT Corporation ("ITT") agreed to merge (the "Merger") with a subsidiary of Starwood Lodging Corporation (the "Corporation"). The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 19, 1997, among the Corporation, Starwood Lodging Trust (the "Trust"), Chess Acquisition Corp. and ITT. In the Merger, each share of ITT's common stock, no par value, will be converted into the right to receive shares of common stock, par value $0.01 per share, of the Corporation ("Common Shares") and shares of beneficial interest, par value $0.01 per share, of the Trust, subject to certain collar provisions, and $15.00 in cash. As a result of the Merger, ITT will be wholly owned by the Corporation and the Trust.



     Prior to the Merger, the Trust expects to declare a special dividend, in property other than cash or real property, payable to the then shareholders of the Trust in an amount not to exceed $1.5 billion, and the Corporation intends to acquire such property in exchange for newly issued Common Shares.



     Because the special property dividend and the acquisition of the property by the Corporation will not change the combined equity value of the Trust and the Corporation, or affect the value of the Merger to ITT stockholders, no adjustment to the ITT stockholders' exchange ratio will be required as a result of the special dividend.



     The Merger is subject to the approval of the shareholders of the Corporation, the Trust and ITT and other customary conditions.



     The foregoing is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Form 8-K and which is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           STARWOOD LODGING TRUST                          STARWOOD LODGING CORPORATION

          By: /s/ RONALD C. BROWN                            By: /s/ ALAN M. SCHNAID
--------------------------------------------       --------------------------------------------
              Ronald C. Brown                                    Alan M. Schnaid
         Senior Vice President and                   Vice President and Corporate Controller
          Chief Financial Officer                          Principal Accounting Officer


Date: October 29, 1997